Exhibit 10.11

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of September 20, 2024, by and between Thoughtful Media Group Incorporated, a Nevada corporation (the "Company"), and each lender party that executes the signature page hereto as a purchaser (each, a "Purchaser" and collectively, the "Purchasers").

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act, as defined, contained in Section 4(a)(2) thereof and/or Rule 506(b) thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I. DEFINITIONS

1.1 Definitions. In addition to the words and terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

"Acquiring Person" shall have the meaning ascribed to such term in Section 5.5.

"Action" shall have the meaning ascribed to such term in Section 3.10.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

"Board" means the board of directors of the Company.

"Closing" means the closing of the purchase and sale of the Notes pursuant to Section 2.1. "Closing Date" means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser's obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities to be issued and sold, in each case, have been satisfied or waived, but in no event later than (i) the second Trading Day following the date hereof, or (ii) the date when the Company's registration statement on Form S-1 in connection with its !PO becomes effective.

"Common Stock" means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

"Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Evaluation Date" shall have the meaning ascribed to such term in Section 3.19.

"Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

"FCPA" means the Foreign Corrupt Practices Act of 1977, as amended. "GAAP" shall have the meaning ascribed to such term in Section 3.8.

"Intellectual Property" means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all U.S. and foreign patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, brand names, certification marks, trade dress, logos, trade names, domain names, assumed names and corporate names, together with all colorable imitations thereof, and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets under applicable state laws and the common law and know-how (including formulas, techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all computer software (including source code, object code, diagrams, data and related documentation), and (f) all copies and tangible embodiments of the foregoing (in whatever form or medium).

"IPO" shall mean an initial public offering by the Company that results in a listing of the Company's Common Stock on a national securities exchange.

"Liens" means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1.

"Notes" means the Convertible Promissory Notes issued to the Purchaser, in the form of Exhibit A attached hereto.

"Note Conversion Price" means the Note Conversion Price provided in the Note.

"Original [ssue Date" means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Purchaser Party" shall have the meaning ascribed to such term in Section 5.8.

"Regulation FD" means Regulation FD promulgated by the SEC pursuant to the Exchange Act, as such Regulation may be amended or interpreted from time to time, or anysimilar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Regulation

"Required Approvals" shall have the meaning ascribed to such term in Section 3.4.

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

"SEC" means the United States Securities and Exchange Commission. "Securities" means the Notes and the Shares.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Shares" means the Common Stock issuable upon conversion of the Notes.

"Short Sales" means all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

"Subscription Amount" means, as to the Purchaser, the aggregate amount to be paid for the Note purchased hereunder as specified below the Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

"Subsidiary" means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the Board or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company.

"Trading Day" means a day on which the principal Trading Market is open for trading.

"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, the OTCQX, or the OTC Pink Marketplace (or any successors to any of the foregoing).

"Transaction Documents" means this Agreement, the Notes and any other documents or agreements executed in connection with the transactions contemplated hereunder, including, but not limited to, the documents referenced in Section 2.2(a).

"Transfer Agent" means Transhare corporation, and any successor transfer agent of the Company.

1

ARTICLE ll.

PURCHASE AND SALE

2.1  Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser, severally and not jointly, agrees to purchase an aggregate of Notes with a Subscription Amount listed on the Purchaser's signature page. On the Closing Date, the Purchaser shall deliver to the Company a signed copy of the Transaction Documents and, via wire transfer, immediately available funds equal to the Purchaser's Subscription Amount. After receipt of the Subscription Amount, the Company shall deliver to the Purchaser countersigned copies of the Transaction Documents. Upon satisfaction of the closing conditions set forth in Section 2.3, the Closing shall occur at the Company's offices or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a)  On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company; and

(ii)  a Note in the principal amount as specified on the signature page of each Subscriber, convertible at the Note Conversion Price, registered in the name of the Purchaser; and

(b)  On or prior to the Closing Date each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by the Purchaser; and

(ii) the Purchaser's Subscription Amount by wire transfer to the Company.

2.3 Closing Conditions.

(a)  The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)  the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)  all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)  The respective obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)  accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)  all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby makes the following representations and warranties to each Purchaser as of the date hereof:

3.1  Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or Articles of Incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

3.2  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board or the Company's stockholders in connection herewith or therewith other than in connection with the Required Approvals. Subject to obtaining the Required Approvals, this Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.3  No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) subject to the Required Approvals, conflict with or violate any provision of the Company's or any Subsidiary's Certificate or Articles ofincorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

3.4  Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) blue sky filings or a Form D filing and (ii) such filings as are required to be made under applicable state securities laws (the "Required Approvals").

3.5  Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Shares, when issued upon conversion of the Notes will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company shall reserve from its duly authorized capital stock a number of shares of Common Stock issuable pursuant to the Notes.

3.6  Capitalization. The capitalization of the Company is as set forth on Schedule 3.6. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.6, as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board or others is required for the issuance and sale of the Securities. There are no stockholders' agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

3.7  Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth in Schedule 3.7. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.8  Financial Statements. The consolidated financial statements of the Company, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and any of its Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders' equity of the Company for the periods specified and have been prepared in compliance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved.

3.9  Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest financial statements:(i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans.

3. 10 Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation, inquiry or other similar proceeding of any federal or state government unit pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. The Company has no reason to believe that an Action will be filed against it in the future. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim for fraud or breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation or inquiry by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Securities Act, and the Company has no reason to believe it will do so in the future.

3.11  Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

3.12  Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

3.13  Title to Assets. Subject to the Liens of the outstanding secured senior debt, the Company and the Subsidiaries have good and marketable title in fee simple to all personal property owned by them that is material to the business of the Company and the Subsidiaries. The Company owns no real property. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

3.14 Intellectual Property.

(i)  Subject to the Liens of the outstanding secured senior debt, to the Company's knowledge, the Company owns or possesses or has the right to use pursuant to a valid and enforceable written license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of the Company as presently conducted.

(ii)  To the Company's knowledge, the Intellectual Property does not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties, and the Company has no knowledge that facts exist which indicate a likelihood of the foregoing. The Company has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or conflict (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with, any Intellectual Property rights of the Company.

(iii)  The Company has complied with and is presently in compliance with all foreign, federal, state, local, governmental (including, but not limited to, the Federal Trade Commission and State Attorneys General), administrative, or regulatory laws, regulations, guidelines, and rules applicable to any personal identifiable information.

(iv)  Each Person who participated in the creation, conception, invention or development of the Intellectual Property currently used in the business of the Company (each, a "Developer") which is not licensed from third parties has executed one or more agreements containing industry standard confidentiality, work for hire and assignment provisions, whereby the Developer has assigned to the Company all copyrights, patent rights, Intellectual Property rights and other rights in the Intellectual Property, including all rights in the Intellectual Property that existed prior to the assignment of rights by such Person to the Company.

(v) Each Developer has signed a perpetual non-disclosure agreement with the Company.

3.15 Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

3.16  Transactions With Affiliates and Employees. Except as disclosed in Schedule 3.16, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of$120,000 other than for

(i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock award agreements under any equity incentive plan of the Company.

3.17  Certain Fees. Except as set forth on Schedule 3.17, no brokerage or finder's fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due by the Company in connection with the transactions contemplated by the Transaction Documents.

3.18  Listing and Maintenance Requirements; Shell Company. The Company's Common Stock is not quoted or listed on any Trading Market. The Company is not and has never been a shell company as such term is defined in Rule 12(b)(2) under the Securities Exchange Act of 1934, as amended and the rules and regulations of the Securities and Exchange Commission thereunder.

3.19  Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agent or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed on Schedule 3.19. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made not misleading. The press releases disseminated by the Company during the 12 months preceding the date of this Agreement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article IV hereof.

3.20  No Integrated Offering. Assuming the accuracy of the Purchaser's representations and warranties set forth in Article IV, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

3.21  Tax Status. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect. Except as otherwise disclosed in Schedule 3.21, no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, or would have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would have a Material Adverse Effect

3.22  Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated any provision of FCPA.

3.23  Acknowledgment Regarding Purchaser's Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser's purchase of the Securities. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.24  Acknowledgement Regarding Purchaser's Trading Activity. Notwithstanding anything in this Agreement or elsewhere to the contrary (except for Sections 4.7 and 5.12 hereof), it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities; (iii) any Purchaser, and counter-parties in "derivative" transactions to which the Purchaser is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

3.25  Private Placement. Assuming the accuracy of each Purchaser's representations and warranties set forth in Article rv, no registration under the Securities Act is required for the offer and sale of the Notes or the Shares issuable upon conversion thereof by the Company to the Purchasers as contemplated hereby.

3.26  No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company offered the Securities for sale only to the Purchaser and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

3.27  No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, nor any Person, including a placement agent, who will receive a commission or fees for soliciting purchasers (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(l)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished the Purchaser a copy of any disclosures provided thereunder. The Company will notify the Purchaser in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

3.28  Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

4.1  Representations and Warranties of the Purchaser. Each Purchaser, for itselfand for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

4.2  Organization; Authority. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.3  Understandings or Arrangements. The Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser's right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser's right to sell such Securities in compliance with applicable federal and state securities laws).

4.4  Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, an accredited investor within the meaning of Rule 501 under the Securities Act. The Purchaser is not subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(l)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

4.5  Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.6  Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and has been afforded, subject to Regulation FD, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment; provided, however, that the Purchaser has not requested nor been provided by the Company with any non-public information regarding the Company, its financial condition, results of operations, business, properties, management and prospects. The Purchaser acknowledges and agrees that neither the Company nor anyone else has provided the Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.

4.7  Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to the Purchaser's representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Article 4 shall not modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE V.

OTHER AGREEMENTS OF THE PARTIES

5.1 Removal of Legends.

The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 5. I(b), the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company at the cost of the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(a)  Each Purchaser agrees to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED TN RULE 50l(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(b)  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an "accredited investor" as defined in Rule 50I(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the piedgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares.

(c)  Certificates evidencing the Shares (or the Transfer Agent's records if held in book entry form) shall not contain any legend (including the legend set forth in Section 5.I(a) hereot): (i) while a registration statement covering the resale of such securities is effective under the Securities Act and such Shares are sold pursuant to the registration statement (the "Effective Date"), (ii) following any sale of such Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including Sections 4(a)(I) and 4(a)(7) judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall, if any of the provisions in clause (i)-(iv) above are applicable, at its expense, cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Note is converted at a time when there is an effective registration statement to cover the resale of the Shares, or if such Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including Sections 4(a)(l) and 4(a)(7), judicial interpretations and pronouncements issued by the staff of the SEC) then such Shares shall be issued or reissued free of all legends. The Company agrees that following the effective date of any registration statement or at such time as such legend is no longer required under this Section 5.1(c), it will, no later than two Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing restricted Shares issued with a restrictive legend (such second Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5.1. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser's prime broker with the Depository Trust Company system as directed by such Purchaser. The Company shall be responsible for any delays caused by its Transfer Agent.

(d)  ln the event a Purchaser shall request delivery of unlegended shares as described in this Section 5.1 and the Company is required to deliver such unlegended shares, (i) it shall pay all fees and expenses associated with or required by the legend removal and/or transfer including but not limited to legal fees, Transfer Agent fees and overnight delivery charges and taxes, if any, imposed by any applicable government upon the issuance of Common Stock; and (ii) the Company may not refuse to deliver unlegended shares based on any claim that such Purchaser or anyone associated or affiliated with such Purchaser has not complied with Purchaser's obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such unlegended shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of the greater of (i) 150% of the amount of the aggregate purchase price of the Shares (based on amount of principal and/or interest of the Note which was converted) which is subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the Trading Day before the issue date of the injunction multiplied by the number ofunlegended shares to be subject to the injunction, which bond shall remain in effect until the completion of the litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent Purchaser obtains judgment in Purchaser's favor.

5.2 Furnishing oflnformation.

(a)  Until the Purchaser owns no Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b)  At any time during the period commencing from the six month anniversary of the date hereof, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) for a period of more than 30 consecutive days or (ii) has ever been an issuer described in Rule 144(i)(l)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) for a period of more than 30 consecutive days (a "Public Information Failure") then, in addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Shares, an amount in cash equal to two percent of the aggregate Note Conversion Price of such Purchaser's Note(s) on the day of a Public Information Failure and on every 30th day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Shares pursuant to Rule 144. Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the second Trading Day after the event or failure giving rise to the Public Information Failure payments is cured. In the event the Company fails to make Public Information Failure payments in a timely manner, such Public Information Failure payments shall bear interest at the rate of one and one-half percent per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

5.3  Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2(a)(l) of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

5.4  Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

5.5  Non-Public Information. When the Company's Common Stock is quoted or listed on a Trading Market, to the extent that any notice provided pursuant to any Transaction Document or any other communications made by the Company, or information provided, to the Purchaser constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice or other material information with the SEC pursuant to a Current Report on Fom18-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.6  Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes, and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) in violation of FCPA or OFAC regulations, or (c) to lend money, give credit, or make advances to any officers, directors, employees or affiliates of the Company.

5.8  Listing of Common Stock. The Company agrees, if the Company applies to have the Common Stock traded on any Trading Market, it will then include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Tmst Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

5.9  Certain Transactions and Confidentiality. The Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company's securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release, the Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contra1y, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

5.10  Conversion Procedures. The forms of Conversion Notice included in the Notes set forth the totality of the procedures required of the Purchaser to exercise the Notes. No additional legal opinion, other information or instructions shall be required of the Purchaser to convert their Note. Without limiting the preceding sentences, no ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice form be required to convert the Notes. The Company shall honor conversions of the Notes and shall deliver Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

5.11  DTC Program. For so long as any of the Notes are outstanding, the Company will employ as the Transfer Agent for the Common Stock and Shares a participant in the Depository Trust Company Automated Securities Transfer Program and cause the Common Stock to be transferable pursuant to such program.

5.12  Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.

5.13 Registration Rights Agreement.

(a) With respect to the Shares, the Company shall:

(1)  With the next Registration Statement on Form S-1 filed by the Company, include the Shares in such Registration Statement and use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein.

(2)  Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Shares until such time as all of the Registerable Securities have been sold by the Holder or he is eligible to otherwise remove the restrictive legend and effect a sale other than through the Registration Statement.

(3)  Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any U.S. jurisdiction, at the earliest practicable moment.

(4)  Furnish to the Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by the Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

ARTICLE IV. MISCELLANEOUS

6.1  Tern1ination. This Agreement may be terminated by the Purchaser by written notice to the other parties, if the Closing has not been consummated on or before June 30, 2024; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

6.2  Fees and Expenses. Except as expressly set forth below and in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

6.3  Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered by email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. ( Eastern Standard or Daylight Savings Time, as applicable) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of transmission, if sent by U.S. nationally recognized overnight delivery service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall, if the Company's Common Stock is quoted or listed on a Trading Market, simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K, or which failure to do so will subject the Company to the liquidated damages provided for in Article 5.

6.5  Amendments; Waivers. Except as provided in the last sentence of this Section 6.5, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and a majority in interest of the outstanding balance of the Note or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with accordance with this Section 6.5 shall be binding upon the Purchaser and holder of Securities and the Company.

6.6  Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Each Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchaser.

6.8  No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 6.7 and this Section 6.8.

6.9  Governing Law: Exclusive Jurisdiction: Attorneys' Fees. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the New York County, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

6.10  Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

6.11  Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf signature page were an original thereof.

6.12  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13  Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then that Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an conversion of a Note, the Purchaser shall be required to return any Shares subject to any such rescinded Conversion Notice concurrently with the restoration of such Purchaser's right to acquire such shares pursuant to the Purchaser's Note.

6.14  Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction without requiring the posting of any bond.

6.15  Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.16  Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17  Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

6.18  Saturdays. Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

6.19  Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

6.20  Waiver of jury trial. In any action, suit, or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waive forever trial by jury.

6.21  Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, including any Certificates of Designation, or Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, and will at all times in good faith carry out all of the provision of this Agreement and take all action as may be required to protect the rights of all holders of the Securities. Without limiting the generality of the foregoing or any other provision of this Agreement or the other Transaction Documents, the Company (a) shall not increase the par value of any Shares issuable upon conversion of the Notes above the Note Conversion Price then in effect and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the conversion of the Notes. Notwithstanding anything herein to the contrary, if after 180 days from the original issuance date, the Purchasers are not permitted to convert the Note, in full, for any reason, subject to the Purchaser's compliance with Rule 144 the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consent or approvals as necessary to permit such conversion or exercise.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THOUGHTFUL MEDIA GROUP INC.	Address for Notice:
7 Sumerpoint Building, 3rd Floor, Room No. 301-302
By: /s/ Kriangkrai Chaimongkol	Soi Sukhumvit 69 (Saleenimit)
Name: Kriangkrai Chaimongkol	Prakanong District
Title: Chief Executive Officer	Wattana District
Bangkok City, Thailand

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: GRIT Multi-Strategies Investment Company Limited

Signature of Authorized Signatory of Purchaser: /s/ Miu Man Cheung

Name of Authorized Signatory: Miu Man Cheung

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: 1

Facsimile Number of Authorized Signatory: N/A

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $900,000

EfN Number: N/A

Purchaser Signature Page

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